Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED MARCH 31, 2020

SITE

QUARTERLY FINANCIAL SUPPLEMENT THE PERIOD ENDED MARCH 31, 2020 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the outbreak of COVID-19 on the Company’s ability to manage its properties, finance its operations and perform necessary administrative and reporting functions and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rent; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy and our ability to maintain REIT status. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of COVID-19 may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports First Quarter 2020 Operating Results

BEACHWOOD, OHIO, April 30, 2020/Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended March 31, 2020.

“SITE Centers had a strong start to the year and is well-positioned heading into a period of economic uncertainty given the strength of the Company’s curated portfolio and balance sheet,” commented David R. Lukes, President and Chief Executive Officer. “We have substantial liquidity, no material near-term maturities, and no material capital commitments.”

Results for the Quarter

•

First quarter net income attributable to common shareholders was $29.2 million, or $0.15 per diluted share, as compared to net income of $27.4 million, or $0.15 per diluted share, in the year-ago period. The year-over-year increase in net income was primarily attributable to a gain recognized on the sale of a joint venture interest offset by a valuation allowance of the Company’s preferred investments and debt extinguishment costs.

•

First quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $61.2 million, or $0.32 per diluted share, compared to $58.7 million, or $0.32 per diluted share, in the year-ago period.

Significant First Quarter and Recent Activity

•

Completed the sale of SITE Centers’ 15% stake in the DDRTC Joint Venture to its partner, TIAA-CREF, which resulted in net proceeds to the Company of approximately $141 million prior to any working capital adjustments.

•

Repaid $200 million aggregate principal amount of 4.625% senior unsecured notes due 2022.  The Company recorded a charge in connection with the notes repayment of $17.2 million primarily related to prepayment penalties.

•	Sold one shopping center and land for an aggregate sales price of $33.4 million, totaling $13.4 million at SITE Centers’ share, including $7.5 million from the repayment of a mezzanine loan.
•	Repurchased 0.8 million of its common shares for $7.5 million. The shares were repurchased at a weighted-average price of $9.18.
•

Implemented a COVID-19 response plan that included transitioning all company employees to a virtual workplace, enacting protocols in line with government guidelines at company-owned shopping centers to keep all centers operational, working with tenants to access small business resources including those provided by the Payroll Protection Program (PPP), and by taking decisive steps to improve liquidity, reduce capital spending and increase financial flexibility.

•

The Company’s Board of Directors has suspended payment of dividends on its common shares for the second quarter of 2020. The Board of Directors has not made any decisions with respect to its dividend policy beyond the second quarter of 2020 and intends to maintain compliance with REIT taxable income distribution requirements.

Key Quarterly Operating Results

•

Reported 3.7% same store net operating income growth on a pro rata basis for the first quarter of 2020, excluding redevelopment. Including redevelopment, same store net operating income growth for the same period was 3.1%.

•

Generated new leasing spreads of 20.1% and renewal leasing spreads of 3.3%, both on a pro rata basis, for the quarter and new leasing spreads of 12.2% and renewal leasing spreads of 3.8%, both on a pro rata basis, for the trailing twelve-month period.

•	Reported a leased rate of 92.9% at March 31, 2020 on a pro rata basis, compared to 93.8% on a pro rata basis at December 31, 2019 and 93.0% at March 31, 2019.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.49 at March 31, 2020, compared to $17.92 at March 31, 2019.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 0447058 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.sitecenters.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment.  SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the outbreak of COVID-19 on the Company’s ability to manage its properties, finance its operations and perform necessary administrative and reporting functions and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rent; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy and our ability to maintain REIT status. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of COVID-19 may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

	in thousands, except per share
		1Q20	1Q19
	Revenues:
	Rental income (1)	$112,529	$112,221
	Other property revenues	1,553	1,469
		114,082	113,690
	Expenses:
	Operating and maintenance	18,480	18,841
	Real estate taxes	17,657	17,743
		36,137	36,584

	Net operating income	77,945	77,106

	Other income (expense):
	Fee income (2)	15,228	17,332
	Interest income	3,485	4,521
	Interest expense	(20,587)	(21,726)
	Depreciation and amortization	(42,993)	(42,608)
	General and administrative (3)	(11,376)	(14,112)
	Other (expense) income, net (4)	(17,409)	153
	Impairment charges	0	(620)
	Income before earnings from JVs and other	4,293	20,046

	Equity in net income of JVs	2,171	1,043
	Reserve of preferred equity interests	(18,057)	(1,099)
	Gain on sale of joint venture interest	45,681	0
	Gain on disposition of real estate, net	773	16,377
	Tax expense	(233)	(272)
	Net income	34,628	36,095
	Non-controlling interests	(295)	(305)
	Net income SITE Centers	34,333	35,790
	Preferred dividends	(5,133)	(8,383)
	Net income Common Shareholders	$29,200	$27,407

	Weighted average shares – Basic – EPS	193,726	180,546
	Assumed conversion of diluted securities	0	545
	Weighted average shares – Basic & Diluted – EPS	193,726	181,091

	Earnings per common share – Basic	$0.15	$0.15
	Earnings per common share – Diluted	$0.15	$0.15

(1)	Rental income:
	Minimum rents	$74,641	$74,961
	Ground lease minimum rents	5,468	5,018
	Percentage and overage rent	601	1,376
	Recoveries	27,199	27,461
	Lease termination fees	3,025	2,587
	Ancillary and other rental income	2,084	1,259
	Bad debt	(489)	(441)

(2)	Fee Income:
	JV and other fees	7,598	7,876
	RVI fees	6,074	6,556
	RVI disposition fees	1,556	1,100
	RVI refinancing fee	0	1,800

(3)	Mark-to-market adjustment (PRSUs)	2,167	(899)

(4)	Other income (expense), net
	Transaction and other expense, net	(223)	163
	Debt extinguishment costs, net	(17,186)	(10)

SITE Centers Corp.

Income Statement:  Consolidated Interests

in thousands, except per share
	1Q20	1Q19
Net income attributable to Common Shareholders	$29,200	$27,407
Depreciation and amortization of real estate	41,619	40,957
Equity in net income of JVs	(2,171)	(1,043)
JVs' FFO	7,143	7,975
Non-controlling interests	28	28
Impairment of real estate	0	620
Reserve of preferred equity interests	18,057	1,099
Gain on sale of joint venture interest	(45,681)	0
Gain on disposition of real estate, net	(773)	(16,377)
FFO attributable to Common Shareholders	$47,422	$60,666
RVI disposition and refinancing fees	(1,556)	(2,900)
Mark-to-market adjustment (PRSUs)	(2,167)	899
Debt extinguishment, transaction, net	17,409	22
Joint ventures - debt extinguishment, other	42	14
Total non-operating items, net	13,728	(1,965)
Operating FFO attributable to Common Shareholders	$61,150	$58,701

Weighted average shares & units – Basic: FFO & OFFO	193,867	180,690
Assumed conversion of dilutive securities	0	545
Weighted average shares & units – Diluted: FFO & OFFO	193,867	181,235

FFO per share – Basic	$0.24	$0.34
FFO per share – Diluted	$0.24	$0.33
Operating FFO per share – Basic	$0.32	$0.32
Operating FFO per share – Diluted	$0.32	$0.32
Common stock dividends declared, per share	$0.20	$0.20

Capital expenditures (SITE Centers share):
Development and redevelopment costs	8,734	6,849
Maintenance capital expenditures	2,255	1,398
Tenant allowances and landlord work	10,383	8,311
Leasing commissions	968	843
Construction administrative costs (capitalized)	840	626

Certain non-cash items (SITE Centers share):
Straight-line rent	(1,342)	316
Straight-line fixed CAM	149	201
Amortization of (above)/below-market rent, net	1,402	1,196
Straight-line rent expense	(70)	(420)
Debt fair value and loan cost amortization	(1,110)	(1,122)
Capitalized interest expense	286	271
Stock compensation expense	176	(1,855)
Non-real estate depreciation expense	(1,316)	(1,558)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands
		At Period End
		1Q20	4Q19
	Assets:
	Land	$881,360	$881,397
	Buildings	3,289,988	3,277,440
	Fixtures and tenant improvements	493,371	491,312
		4,664,719	4,650,149
	Depreciation	(1,323,390)	(1,289,148)
		3,341,329	3,361,001
	Construction in progress and land	62,250	59,663
	Real estate, net	3,403,579	3,420,664

	Investments in and advances to JVs	85,074	181,906
	Investment in and advances to affiliate (1)	190,105	190,105
	Receivable – preferred equity interests, net	93,909	112,589
	Cash	514,258	16,080
	Restricted cash	106	3,053
	Notes receivable	0	7,541
	Receivables and straight-line (2)	56,436	60,594
	Intangible assets, net (3)	76,038	79,813
	Other assets, net	25,576	21,277
	Total Assets	4,445,081	4,093,622

	Liabilities and Equity:
	Revolving credit facilities	645,000	5,000
	Unsecured debt	1,447,997	1,647,963
	Unsecured term loan	99,504	99,460
	Secured debt	54,210	94,874
		2,246,711	1,847,297
	Dividends payable	44,047	44,036
	Other liabilities (4)	186,845	220,811
	Total Liabilities	2,477,603	2,112,144

	Preferred shares	325,000	325,000
	Common shares	19,399	19,382
	Paid-in capital	5,703,521	5,700,400
	Distributions in excess of net income	(4,075,813)	(4,066,099)
	Deferred compensation	5,994	7,929
	Other comprehensive income	(104)	(491)
	Common shares in treasury at cost	(13,600)	(7,707)
	Non-controlling interests	3,081	3,064
	Total Equity	1,967,478	1,981,478

	Total Liabilities and Equity	$4,445,081	$4,093,622

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	105	105

(2)	SL rents (including fixed CAM), net	30,646	31,909

(3)	Operating lease right of use assets	22,013	$21,792

(4)	Operating lease liabilities	41,008	40,725
	Below-market leases, net	45,700	46,961

SITE Centers Corp.

Balance Sheet: Consolidated Interests

$ in thousands
	1Q20	1Q19	1Q20	1Q19
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$34,333	$35,790	$34,333	$35,790
Fee income	(15,228)	(17,332)	(15,228)	(17,332)
Interest income	(3,485)	(4,521)	(3,485)	(4,521)
Interest expense	20,587	21,726	20,587	21,726
Depreciation and amortization	42,993	42,608	42,993	42,608
General and administrative	11,376	14,112	11,376	14,112
Other expense (income), net	17,409	(153)	17,409	(153)
Impairment charges	0	620	0	620
Equity in net income of joint ventures	(2,171)	(1,043)	(2,171)	(1,043)
Reserve of preferred equity interests	18,057	1,099	18,057	1,099
Tax expense	233	272	233	272
Gain on sale of joint venture interest	(45,681)	0	(45,681)	0
Gain on disposition of real estate, net	(773)	(16,377)	(773)	(16,377)
Income from non-controlling interests	295	305	295	305
Consolidated NOI	77,945	77,106	77,945	77,106
SITE Centers' consolidated JV	0	0	(476)	(444)
Consolidated NOI, net of non-controlling interests	77,945	77,106	77,469	76,662

Net (loss) income from unconsolidated joint ventures	(18,654)	6,666	1,981	774
Interest expense	17,755	25,656	3,329	4,429
Depreciation and amortization	30,104	39,504	5,196	6,167
Impairment charges	31,720	12,267	1,586	2,453
Preferred share expense	4,530	5,459	227	273
Other expense, net	4,657	5,456	936	996
Gain on disposition of real estate, net	(8,906)	(15,966)	(1,739)	(1,555)
Unconsolidated NOI	$61,206	$79,042	11,516	13,537

Total Consolidated + Unconsolidated NOI			88,985	90,199
Less: Non-Same Store NOI adjustments			(4,505)	(8,220)
Total SSNOI including redevelopment			84,480	81,979
Less: Redevelopment Same Store NOI adjustments			(5,240)	(5,566)
Total SSNOI excluding redevelopment			$79,240	$76,413

SSNOI % Change including redevelopment			3.1%
SSNOI % Change excluding redevelopment			3.7%

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

GLA in thousands
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Shopping Center Count
Operating Centers - 100%	148	170	169	171	173
Wholly Owned	69	69	66	68	69
JV Portfolio	79	101	103	103	104

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	22,590	23,650	23,578	23,833	23,985
Wholly Owned	19,591	19,572	19,392	19,646	19,726
JV Portfolio - Pro Rata Share	2,999	4,078	4,186	4,187	4,259
Unowned - 100%	12,433	15,077	15,301	15,332	15,742

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.49	$18.25	$18.04	$17.98	$17.92
Base Rent PSF < 10K	$28.96	$28.54	$28.16	$27.84	$27.68
Base Rent PSF > 10K	$15.50	$15.32	$15.24	$15.21	$15.15
Commenced Rate	90.3%	90.9%	91.1%	90.0%	89.4%
Leased Rate	92.9%	93.8%	94.2%	93.9%	93.0%
Leased Rate < 10K SF	87.0%	87.6%	88.0%	88.9%	89.4%
Leased Rate > 10K SF	94.7%	95.7%	96.1%	95.3%	94.0%

Wholly Owned SITE
Base Rent PSF	$18.86	$18.80	$18.59	$18.53	$18.48
Leased Rate	93.0%	93.7%	94.5%	94.0%	93.0%
Leased Rate < 10K SF	87.4%	88.0%	88.4%	89.3%	90.0%
Leased Rate > 10K SF	94.6%	95.4%	96.2%	95.3%	93.8%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.18	$15.70	$15.61	$15.55	$15.45
Leased Rate	92.5%	94.3%	93.0%	93.4%	93.0%
Leased Rate < 10K SF	85.3%	85.9%	86.1%	87.1%	87.0%
Leased Rate > 10K SF	95.2%	97.3%	95.5%	95.6%	95.1%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	87.9%	84.7%	84.0%	84.4%	84.0%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	12.1%	15.3%	16.0%	15.6%	16.0%

Quarterly SITE SSNOI at share excluding Redevelopment	3.7%	5.1%	1.6%	5.7%	2.0%

TTM Total Leasing - at pro rata share (GLA in 000's)	2,839	2,971	3,013	3,591	3,873
TTM Blended New and Renewal Rent Spreads - at pro rata share	5.0%	6.3%	6.9%	7.9%	8.6%

SITE Centers Corp.

Portfolio Summary

$, shares and units in thousands, except per share
	March 31, 2020	December 31, 2019	December 31, 2018
Capital Structure
Market Value Per Share	$5.21	$14.02	$11.07

Common Shares Outstanding	193,149	193,821	181,657
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	193,289	193,962	181,798

Common Shares Equity	$1,007,036	$2,719,342	$2,012,502

Perpetual Preferred Stock - Class J	0	0	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$325,000	$325,000	$525,000

Unsecured Credit Facilities	645,000	5,000	100,000
Unsecured Term Loan	100,000	100,000	50,000
Unsecured Notes Payable	1,455,390	1,656,156	1,655,687
Mortgage Debt (includes JVs at SITE share)	300,052	372,498	440,405
Total Debt (includes JVs at SITE share)	2,500,442	2,133,654	2,246,092
Less: Cash (including restricted cash)	514,364	19,133	13,650
Net Debt	$1,986,078	$2,114,521	$2,232,442

Total Market Capitalization	$3,318,114	$5,158,863	$4,769,944

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	1,730,871	1,827,239	1,870,363
Consolidated Adjusted EBITDA - annualized	359,284	366,900	378,488
Consolidated Net Debt / Adjusted EBITDA (1)	4.8X	5.0X	4.9X

Pro-Rata Net Effective Debt	1,976,716	2,098,008	2,218,568
Pro-Rata Adjusted EBITDA - annualized	373,324	382,652	395,324
Pro-Rata Net Debt / Adjusted EBITDA (1)	5.3X	5.5X	5.6X

Outstanding Debt & Obligations	2,267,392	1,868,599	1,909,399
Undepreciated Real Estate Assets	5,096,058	5,194,413	5,181,474
Total Debt to Real Estate Assets Ratio (2)	44%	36%	37%
Covenant	65%	65%	65%

Secured Debt & Obligations	53,760	94,196	87,467
Total Assets	5,760,841	5,374,643	5,372,921
Secured Debt to Assets Ratio	1%	2%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,603,026	4,500,271	4,439,863
Unsecured Debt & Obligations	2,213,633	1,774,404	1,821,932
Unencumbered Assets to Unsecured Debt (2)	208%	254%	244%
Covenant	135%	135%	135%

Net Income Available for Debt Service	319,768	336,137	370,272
Maximum Annual Service Charge	88,097	89,365	149,201
Fixed Charge Coverage Ratio	3.6X	3.8X	2.5X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (3)	336,493	336,304	453,329
Fixed Charge Coverage Ratio Excluding Other Expenses (3)	3.8X	3.8X	3.0X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.
(3) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Capital Structure

$ in thousands

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	1Q20	1Q19	Change	1Q20	1Q19	Change

Leased rate	93.0%	93.5%	(0.5%)	93.8%	93.7%	0.1%
Commenced rate	90.9%	91.3%	(0.4%)	91.9%	91.2%	0.7%

Revenues:
Minimum rents	$120,694	$118,524		$81,377	$79,519
Recoveries	40,074	40,314		27,033	27,337
Percentage and overage rents	780	1,285		628	1,080
Ancillary and other rental income	3,330	1,877		2,268	1,228
Bad debt	(473)	(821)		(400)	(328)
	164,405	161,179	2.0%	110,906	108,836	1.9%
Expenses:
Operating and maintenance	(22,411)	(22,448)		(14,933)	(15,086)
Real estate taxes	(25,064)	(25,562)		(16,733)	(17,337)
	(47,475)	(48,010)	(1.1%)	(31,666)	(32,423)	(2.3%)
Total SSNOI excluding Redevelopment	$116,930	$113,169	3.3%	$79,240	$76,413	3.7%

Redevelopment SSNOI (2)	$5,240	$5,566		$5,240	$5,566
Total SSNOI including Redevelopment	$122,170	$118,735	2.9%	$84,480	$81,979	3.1%

Non-Same Store NOI	16,981	37,413		4,505	8,220
Total Consolidated + Unconsolidated NOI	$139,151	$156,148		$88,985	$90,199

SSNOI Operating Margin - Ex Redevelopment	71.1%	70.2%		71.4%	70.2%
SSNOI Recovery Rate - Ex Redevelopment	84.4%	84.0%		85.4%	84.3%

(1) See calculation definition in the Non-GAAP Measures section.
(2) See Investments section for detail on Redevelopment activity.

SITE Centers Corp.

Same Store Metrics (1)

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q20	15	48,481	$19.26	$16.03	20.1%	7.7	30	84,613	$22.22	8.8
4Q19	26	51,563	$31.18	$27.23	14.5%	8.4	62	226,442	$20.84	10.1
3Q19	33	67,845	$28.22	$24.78	13.9%	10.1	60	180,619	$19.37	9.7
2Q19	33	124,738	$20.09	$18.76	7.1%	8.2	60	219,838	$19.06	8.6
	107	292,627	$23.79	$21.20	12.2%	8.7	212	711,512	$20.08	9.4

Renewals
1Q20	105	479,014	$18.58	$17.99	3.3%	6.3	105	479,014	$18.58	6.3
4Q19	110	401,113	$18.87	$18.61	1.4%	6.1	110	401,113	$18.87	6.1
3Q19	124	593,997	$17.65	$16.87	4.6%	5.5	124	593,997	$17.65	5.5
2Q19	95	653,418	$17.10	$16.27	5.1%	5.1	95	653,418	$17.10	5.1
	434	2,127,542	$17.92	$17.26	3.8%	5.7	434	2,127,542	$17.92	5.7

New + Renewals
1Q20	120	527,495	$18.65	$17.81	4.7%	6.5	135	563,627	$19.13	6.8
4Q19	136	452,676	$20.27	$19.59	3.5%	6.5	172	627,555	$19.58	7.6
3Q19	157	661,842	$18.73	$17.68	5.9%	6.2	184	774,616	$18.05	6.6
2Q19	128	778,156	$17.58	$16.67	5.5%	5.7	155	873,256	$17.59	6.1
	541	2,420,169	$18.63	$17.74	5.0%	6.2	646	2,839,054	$18.46	6.7

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
1Q20	71,814	$22.94	$2.17	$3.47	$1.15	$6.79	$16.15	8.5	32%	68%
4Q19	149,782	$22.00	$3.86	$2.33	$1.11	$7.30	$14.70	9.1	57%	43%
3Q19	168,160	$19.94	$2.66	$1.68	$0.85	$5.19	$14.75	9.8	62%	38%
2Q19	193,568	$19.92	$2.31	$4.90	$0.80	$8.01	$11.91	8.4	65%	35%
	583,324	$20.83	$2.83	$3.07	$0.94	$6.84	$13.99	9.0	58%	42%

Renewals
1Q20	479,014	$18.91	$0.78	$0.00	$0.06	$0.84	$18.07	6.3	76%	24%
4Q19	401,113	$19.30	$0.61	$0.01	$0.06	$0.68	$18.62	6.1	62%	38%
3Q19	593,997	$17.94	$0.32	$0.00	$0.00	$0.32	$17.62	5.5	78%	22%
2Q19	653,418	$17.21	$0.03	$0.00	$0.01	$0.04	$17.17	5.1	85%	15%
	2,127,542	$18.19	$0.41	$0.00	$0.03	$0.44	$17.75	5.7	77%	23%

New + Renewals
1Q20	550,828	$19.43	$1.01	$0.58	$0.24	$1.83	$17.60	6.7	70%	30%
4Q19	550,895	$20.03	$1.78	$0.85	$0.44	$3.06	$16.97	7.0	61%	39%
3Q19	762,157	$18.38	$1.09	$0.55	$0.28	$1.92	$16.46	6.5	74%	26%
2Q19	846,986	$17.83	$0.76	$1.58	$0.26	$2.60	$15.23	5.9	81%	19%
	2,710,866	$18.76	$1.13	$0.92	$0.30	$2.35	$16.41	6.5	73%	27%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	46	25	71	$21,463	6.1%	$27,494	1,534	6.8%	2,096	A/A2/NR
2	Bed Bath & Beyond (2)	28	11	39	11,651	3.3%	15,384	854	3.8%	1,136	B+/Ba2/NR
3	PetSmart	23	12	35	9,536	2.7%	12,739	558	2.5%	776	B-/B3/NR
4	Dick's Sporting Goods (3)	12	7	19	9,269	2.6%	12,169	580	2.6%	881	NR
5	Michaels	21	13	34	7,925	2.3%	10,901	559	2.5%	811	B/NR/NR
6	Ulta	25	13	38	7,303	2.1%	9,862	286	1.3%	406	NR
7	Gap (4)	19	14	33	7,026	2.0%	9,921	364	1.6%	530	BB/Ba1/NR
8	Best Buy	8	5	13	6,688	1.9%	9,072	407	1.8%	581	BBB/Baa1/NR
9	Nordstrom Rack	9	1	10	6,373	1.8%	7,047	328	1.5%	362	BBB-/Baa3/BBB-
10	Ross Stores (5)	15	23	38	6,365	1.8%	12,232	554	2.5%	1,096	BBB+/A2/NR
11	Kroger (6)	6	7	13	6,242	1.8%	8,514	461	2.0%	766	BBB/Baa1/NR
12	AMC Theatres	2	4	6	5,851	1.7%	10,189	216	1.0%	439	CCC-/Caa1/NR
13	Kohl's	6	8	14	5,785	1.6%	10,571	665	2.9%	1,221	BBB-/Baa2/BBB-
14	Barnes & Noble	9	5	14	5,611	1.6%	7,409	257	1.1%	357	NR
15	Whole Foods	3	2	5	4,938	1.4%	5,679	208	0.9%	259	AA-/A2/A+
16	Burlington	5	4	9	4,547	1.3%	6,048	263	1.2%	426	BB/NR/BB-
17	DSW	11	3	14	4,137	1.2%	4,950	247	1.1%	298	NR
18	Five Below	20	16	36	3,987	1.1%	5,953	206	0.9%	316	NR
19	Petco	12	7	19	3,712	1.1%	5,207	179	0.8%	258	CCC+/B3/NR
20	Office Depot (7)	11	8	19	3,581	1.0%	5,611	266	1.2%	413	B/Ba3/NR
21	Party City	13	6	19	3,450	1.0%	4,648	171	0.8%	237	CCC+/Caa1/NR
22	Jo-Ann	8	5	13	3,161	0.9%	4,053	273	1.2%	381	CCC/B3/NR
23	Cinemark	2	2	4	3,111	0.9%	4,231	200	0.9%	266	BB-/NR/B+
24	Staples	7	8	15	2,961	0.8%	4,475	189	0.8%	293	B+/B1/NR
25	Regal Cinemas	3	0	3	2,803	0.8%	2,803	138	0.6%	138	B/NR/B+
26	Total Wine & More	5	1	6	2,764	0.8%	3,013	139	0.6%	152	NR
27	Dollar Tree Stores	18	14	32	2,708	0.8%	3,903	233	1.0%	345	BBB-/Baa3/NR
28	Hobby Lobby	6	0	6	2,520	0.7%	2,520	315	1.4%	315	NR
29	Giant Eagle	2	2	4	2,423	0.7%	4,292	203	0.9%	369	NR
30	LA Fitness	3	1	4	2,379	0.7%	2,966	144	0.6%	175	BB-/B1/NR
31	Home Depot	3	2	5	2,332	0.7%	3,613	334	1.5%	600	A/A2/A
32	Macy's (8)	4	0	4	2,293	0.7%	2,293	183	0.8%	183	BB/Ba1/BB+
33	24 Hour Fitness	4	1	5	2,243	0.6%	3,863	141	0.6%	225	CCC/Caa1/NR
34	AT&T	17	22	39	2,111	0.6%	3,413	60	0.3%	103	BBB/Baa2/A-
35	Tailored Brands (9)	12	4	16	2,096	0.6%	2,677	75	0.3%	107	CCC+/NR/NR
36	Publix	2	17	19	2,091	0.6%	8,555	239	1.1%	922	NR
37	Ascena (10)	14	7	21	2,089	0.6%	2,633	86	0.4%	113	CCC-/Caa3/NR
38	Caleres Inc.	10	5	15	2,014	0.6%	2,729	96	0.4%	132	BB-/Ba3/NR
39	Carter's Childrenswear	14	10	24	1,968	0.6%	2,568	68	0.3%	95	BB+/NR/NR
40	Ahold Delhaize (11)	1	6	7	1,960	0.6%	5,768	119	0.5%	385	BBB/Baa1/BBB+
41	Lowe's	2	2	4	1,900	0.5%	3,590	322	1.4%	531	BBB+/Baa1/NR
42	Mattress Firm	12	10	22	1,881	0.5%	2,944	60	0.3%	102	NR
43	Panera	11	6	17	1,867	0.5%	2,512	59	0.3%	82	NR
44	Target	3	1	4	1,826	0.5%	2,091	502	2.2%	570	A/A2/A-
45	Pier 1 Imports	5	6	11	1,639	0.5%	2,615	71	0.3%	120	NR
46	Darden (12)	8	2	10	1,514	0.4%	1,745	61	0.3%	73	BBB-/Baa3/BBB-
47	L Brands (13)	12	7	19	1,507	0.4%	1,819	52	0.2%	66	B+/Ba3/NR
48	Signet Jewelers (14)	10	3	13	1,504	0.4%	1,670	39	0.2%	45	B+/NR/B
49	Beall's	5	5	10	1,485	0.4%	2,378	210	0.9%	369	NR
50	Kirkland's	8	2	10	1,472	0.4%	1,513	74	0.3%	81	NR
	Top 50 Total	515	345	860	$208,062	59.1%	$294,845	13,848	61.3%	21,003
	Total Portfolio				$351,780	100.0%	$507,736	22,590	100.0%	34,815

(1) T.J. Maxx (19) / Marshalls (25) / HomeGoods (18) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(2) Bed Bath (19) / World Market (12) / buybuy Baby (7) / CTS (1)							(9) Men's Wearhouse (11) / Jos. A. Bank (4) / K&G Fashion Superstore (1)
(3) Dick's Sporting Goods (16) / Golf Galaxy (3)							(10) Ann Taylor (2) / Catherine's (2) / Justice (8) / Lane Bryant (6) / Maurice's (3)
(4) Gap (2) / Old Navy (30) / Banana Republic (1)							(11) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(5) Ross Dress For Less (36) / dd's Discounts (2)							(12) Longhorn Steakhouse (6) / Olive Garden (4)
(6) Kroger (8) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)							(13) Bath & Body Works (17) / Victoria's Secret (2)
(7) Office Depot (10) / OfficeMax (9)							(14) Kay Jewelers (8) / Jared (4) / Zales (1)

SITE Centers Corp.

Top 50 Tenants

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	4	79	989	$12.52	0.5%	48	68	$1,690	$24.85	1.5%	52	147	$2,679	$18.22	0.8%
2020	22	284	3,277	$11.54	1.5%	186	304	8,419	$27.69	7.4%	208	588	11,696	$19.89	3.6%
2021	94	1,626	23,779	$14.62	11.1%	364	536	14,893	$27.79	13.1%	458	2,162	38,672	$17.89	11.8%
2022	113	2,210	32,900	$14.89	15.4%	371	616	17,590	$28.56	15.4%	484	2,826	50,490	$17.87	15.4%
2023	120	2,345	32,852	$14.01	15.4%	352	609	17,515	$28.76	15.4%	472	2,954	50,367	$17.05	15.4%
2024	119	2,318	31,859	$13.74	14.9%	330	513	15,374	$29.97	13.5%	449	2,831	47,233	$16.68	14.4%
2025	87	1,672	28,543	$17.07	13.4%	205	326	8,941	$27.43	7.8%	292	1,998	37,484	$18.76	11.4%
2026	40	674	9,799	$14.54	4.6%	101	238	7,419	$31.17	6.5%	141	912	17,218	$18.88	5.3%
2027	30	614	12,005	$19.55	5.6%	81	188	5,405	$28.75	4.7%	111	802	17,410	$21.71	5.3%
2028	33	595	9,015	$15.15	4.2%	91	213	6,598	$30.98	5.8%	124	808	15,613	$19.32	4.8%
2029	29	550	10,425	$18.95	4.9%	98	209	6,332	$30.30	5.5%	127	759	16,757	$22.08	5.1%
Thereafter	42	1,072	18,244	$17.02	8.5%	60	155	3,922	$25.30	3.4%	102	1,227	22,166	$18.07	6.8%
Total	733	14,039	$213,687	$15.22	100.0%	2,287	3,975	$114,098	$28.70	100.0%	3,020	18,014	$327,785	$18.20	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	46	$616	$13.39	0.3%	40	57	$1,423	$24.96	1.2%	43	103	$2,039	$19.80	0.6%
2020	7	67	792	$11.82	0.4%	122	175	5,118	$29.25	4.5%	129	242	5,910	$24.42	1.8%
2021	14	223	4,241	$19.02	2.0%	233	290	8,367	$28.85	7.3%	247	513	12,608	$24.58	3.8%
2022	21	271	4,637	$17.11	2.2%	207	300	8,433	$28.11	7.4%	228	571	13,070	$22.89	4.0%
2023	11	107	2,661	$24.87	1.2%	207	290	7,870	$27.14	6.9%	218	397	10,531	$26.53	3.2%
2024	15	212	3,433	$16.19	1.6%	186	228	7,258	$31.83	6.4%	201	440	10,691	$24.30	3.3%
2025	19	264	4,119	$15.60	1.9%	171	243	6,676	$27.47	5.9%	190	507	10,795	$21.29	3.3%
2026	12	174	3,772	$21.68	1.8%	116	188	5,709	$30.37	5.0%	128	362	9,481	$26.19	2.9%
2027	19	305	5,602	$18.37	2.6%	135	233	7,520	$32.27	6.6%	154	538	13,122	$24.39	4.0%
2028	28	480	6,706	$13.97	3.1%	139	262	8,078	$30.83	7.1%	167	742	14,784	$19.92	4.5%
2029	24	360	5,092	$14.14	2.4%	128	203	5,933	$29.23	5.2%	152	563	11,025	$19.58	3.4%
Thereafter	560	11,530	172,016	$14.92	80.5%	603	1,506	41,713	$27.70	36.6%	1,163	13,036	213,729	$16.40	65.2%
Total	733	14,039	$213,687	$15.22	100.0%	2,287	3,975	$114,098	$28.70	100.0%	3,020	18,014	$327,785	$18.20	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$35,228	$24,970	$12,533	$5,341	$15,379
Redevelopments – Tactical (3)		10%	49,957	32,158	17,799	19,733	12,425
Other (4)		N/A	N/A	26,035	-	-	26,035
Undeveloped land (5)		N/A	N/A	8,411	-	-	8,411
			$85,185	$91,574	$30,332	$25,074	$62,250

Redevelopments – Major

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	20,959	6,773	4,777	12,682	4Q19	4Q20	Lucky's, Bealls, Crunch Fitness

1000 Van Ness (San Francisco, CA)	100%		4,810	-	4,810	-	-	3Q20	4Q20	CGV Cinemas

West Bay Plaza (Phase II) (Cleveland, OH)	100%		2,686	1,736	950	564	1,172	1Q20	2Q22

Woodfield Village Green (Chicago, IL)	100%		-	53	-	-	53	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		-	1,218	-	-	468	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		-	1,004	-	-	1,004	TBD	TBD

			$35,228	$24,970	$12,533	$5,341	$15,379

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $6 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.

SITE Centers Corp.

Redevelopments

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/23/20	Crossroads Plaza (DDRM Properties)	Lumberton, NJ	20.0%	100	$25,000	$16,071	$5,000	$3,214
02/19/20	DDRTC JV portfolio	Various	15.0%	7,139	1,138,868	184,888	170,830	27,733
02/24/20	Loan repayment (Kildeer Marketplace)	Kildeer, IL	100.0%		7,500	0	7,500	0
	Non-operating sales				870		870
		1Q 2020 Total		7,239	$1,172,238	$200,959	$184,200	$30,947

SITE Centers Corp.

Dispositions

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$645,000	$645,000	1.89%				$645,000	1.89%
Unsecured Term Loan	100,000	100,000	1.99%				100,000	1.99%
Unsecured Public Debt	1,455,390	1,455,390	4.27%				1,455,390	4.27%
Fixed Rate Mortgage Loans	53,760	44,358	4.31%	$851,198	$184,809	4.65%	229,167	4.58%
Variable Rate Mortgage Loans	0	0	0.00%	595,224	70,885	4.46%	70,885	4.46%
Subtotal	$2,254,150	$2,244,748	3.49%	$1,446,422	$255,694	4.60%	$2,500,442	3.60%
Fair Market Value Adjustment	709	709		2,033	102		811
Unamortized Loan Costs, Net	(8,148)	(8,109)		(13,474)	(2,042)		(10,151)
Total	$2,246,711	$2,237,348	3.49%	$1,434,981	$253,754	4.60%	$2,491,102	3.60%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2020	$1,248	$0	$0	$1,248	$1,106	-
2021	1,214	14,637	0	15,851	15,686	4.07%
2022	0	27,561	0	27,561	18,466	4.90%
2023	0	0	187,209	187,209	187,209	2.70%
2024	0	0	65,614	65,614	65,614	4.07%
2025	0	9,100	1,102,142	1,111,242	1,111,242	2.68%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029 and beyond	0	0	0	0	0	-
Unsecured debt discount			(4,575)	(4,575)	(4,575)
Total	$2,462	$51,298	$2,200,390	$2,254,150	$2,244,748	3.49%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%		Interest Rate
2020	$3,392	$20,843	$0	$24,235	$5,250	4.72%
2021	3,806	80,453	0	84,259	31,966	5.51%
2022	2,562	618,204	0	620,766	105,467	4.26%
2023	2,062	35,177	0	37,239	2,376	4.26%
2024	1,826	606,374	0	608,200	85,590	4.96%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.70%
2029 and beyond	0	0	0	0	0	-
Total	$19,974	$1,426,448	$0	$1,446,422	$255,694	4.60%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	66.8%	4.3%	72.3%	4.6%	67.4%	4.3%
Variable	33.2%	1.9%	27.7%	4.5%	32.6%	2.1%

Recourse to SITE	98.0%	3.5%	0.0%	0.0%	88.0%	3.5%
Non-recourse to SITE	2.0%	4.3%	100.0%	4.6%	12.0%	4.6%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Debt Summary

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$645,000	$645,000	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
Unsecured Term Loan ($200m)	100,000	100,000	01/23	L + 100
	$745,000	$745,000
Public Debt
Unsecured Notes	87,043	87,043	05/23	3.52%
Unsecured Notes	65,492	65,492	08/24	4.07%
Unsecured Notes	455,507	455,507	02/25	3.79%
Unsecured Notes	397,938	397,938	02/26	4.43%
Unsecured Notes	449,410	449,410	06/27	4.80%
	$1,455,390	$1,455,390
Mortgage Debt
Chapel Hills West, CO	9,686	9,686	06/21	3.60%
Chapel Hills East, CO	6,483	6,483	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	28,491	19,089	01/22	4.90%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$53,760	$44,358

Consolidated Debt Subtotal	$2,254,150	$2,244,748
FMV Adjustment – Assumed Debt	709	709
Unamortized Loan Costs, Net	(8,148)	(8,109)
Total Consolidated Debt	$2,246,711	$2,237,348

Rate Type
Fixed	$1,509,150	$1,499,748	5.6 years	4.27%
Variable	745,000	745,000	4.6 years	1.91%
	$2,254,150	$2,244,748	5.3 years	3.49%
Perpetual Preferred Stock
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
April 2020 Loan Pool (5 assets)	SAU	17,302	3,460	04/20	4.74%
Flat Shoals Crossing, GA	SAU	3,541	708	04/20	4.65%
Sun Center Limited, OH (SITE 79%)	Other	19,642	15,606	05/21	6.15%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	63,832	16,436	09/21	4.91%
January 2022 Loan Pool (3 assets)	BREDDR IV	91,066	4,553	01/22	4.13%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (14 assets)	DDRM	178,846	35,769	07/22	4.12%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,063	07/22	4.89%
White Oak Village, VA	BREDDR III	34,250	1,713	09/22	1.97%
Millenia Crossing, FL	BREDDR IV	20,967	1,048	01/23	4.20%
Midtowne Park, SC	BREDDR III	15,736	787	01/23	4.34%
Concourse Village, FL	BREDDR IV	13,230	661	02/24	4.29%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
June 2024 Loan Pool (12 assets)	BREDDR III	230,000	11,500	06/24	4.95%
Lennox Town Center Limited, OH (SITE 50%)	Other	39,500	19,750	04/28	3.49%
May 2028 Loan Pool (7 assets)	SAU	40,148	8,030	05/28	4.20%
Unconsolidated Debt Subtotal		$1,446,422	$255,694
FMV Adjustment – Assumed Debt		2,033	102
Unamortized Loan Costs, Net		(13,474)	(2,042)
Total Unconsolidated Debt		$1,434,981	$253,754

Rate Type
Fixed		$851,198	$184,809	3.6 years	4.65%
Variable		595,224	70,885	2.5 years	4.46%
		$1,446,422	$255,694	3.3 years	4.60%

(1) Assumes borrower extension options are exercised.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	1Q20	1Q19
Consolidated net income to SITE	$34,333	$35,790
Interest expense	20,587	21,726
Income taxes, net	233	272
Depreciation and amortization	42,993	42,608
Adjustments for non-controlling interests	(184)	(216)
EBITDA – current quarter	97,962	100,180
Impairments	0	620
Reserve of preferred equity interests	18,057	1,099
Gain on sale of joint venture interest	(45,681)	0
Gain on disposition of real estate, net	(773)	(16,377)
EBITDAre – current quarter	69,565	85,522
Equity in net income of JVs	(2,171)	(1,043)
Other expense, net	15,242	921
JV OFFO (at SITE Share)	7,185	7,988
Adjusted EBITDA – current quarter (1)	89,821	93,388
Adjusted EBITDA – annualized	359,284	373,552

Consolidated debt	2,246,711	1,824,164
Partner share of consolidated debt	(9,402)	(9,566)
Loan costs, net	8,148	9,880
Face value adjustments	(709)	(1,299)
Cash and restricted cash	(513,877)	(11,140)
Net effective debt	$1,730,871	$1,812,039

Debt/Adjusted EBITDA – Consolidated (2)	4.8x	4.9x

Pro rata including JVs
EBITDAre	74,537	92,454
Adjusted EBITDA – current quarter	93,331	98,047
Adjusted EBITDA – annualized	373,324	392,188

Consolidated net debt	1,730,871	1,812,039
JV debt (at SITE Share)	255,694	360,828
Cash and restricted cash	(9,849)	(13,051)
Net effective debt	$1,976,716	$2,159,816

Debt/Adjusted EBITDA – Pro Rata (2)	5.3x	5.5x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	1Q20 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
Madison International DDRM	20%	34	5,363	$14,977		$947,540	$492,888

Blackstone RE Partners
BREDDR III	5%	13	2,814	8,344		403,737	264,197	$46,566	(3)
BREDDR IV	5%	5	1,120	3,415		161,086	141,052	47,343	(4)

Chinese Institutional Investors DTP	20%	10	3,393	12,182		572,597	364,320

State of Utah SAU	20%	12	976	2,353		134,875	60,991

Various Investors Other	Various	4	1,263	4,919		230,949	122,974
Total (5)		78	14,929	$46,190		$2,450,784	$1,446,422	$93,909
Property management fees				2,826	(1)
Assets sold in 1Q2020				12,190	(1)
Net operating income				$61,206	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of assets sold.

(2) Fair market value of debt adjustment and net unamortized loan costs ($11.4 million or $1.9 million at SITE's Share) are excluded from above.

(3) Amount is net of $88.2 million valuation allowance and $182.2 million of face value repaid through March 31, 2020.  Face value of $134.8 million including accrued interest of $2.4 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 53.0% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $17.8 million valuation allowance and $20.5 million of face value repaid through March 31, 2020.  Face value of $65.2 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of two properties in which the Company does not have a material interest, but to which SITE provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 1Q20		Balance Sheet Pro Rata Adjustments 1Q20
Revenues:		Assets:
Rental Income (2)	$15,540	Land	$100,949
Other income	355	Buildings	294,147
	15,895	Improvements	31,404
Expenses:			426,500
Operating and maintenance	2,140	Depreciation	(110,535)
Real estate taxes	2,239		315,965
	4,379	Construction in progress and land	6,137
Net Operating Income	11,516	Real estate, net	322,102
		Investment in JVs	1,149
Other Income (expense):		Cash and restricted cash	9,849
Fee income	(821)	Receivables, net	4,552
Interest income	(227)	Other assets, net	17,022
Impairment charges	(1,586)	Total Assets	$354,674
Interest expense	(3,329)
Depreciation and amortization	(5,196)	Liabilities and Equity:
Other income (expense), net	(115)	Mortgage debt	$253,754
Income before earnings from JVs	242	Notes payable to SITE	972
Equity in net income of JVs	(2,171)	Other liabilities	14,868
Basis differences of JVs	190	Total Liabilities	269,594
Gain on disposition of real estate	1,739	JVs share of equity	73,016
Net income	$0	Distributions in excess of net income	12,064
		Total Equity	85,080
FFO Reconciliation 1Q20		Total Liabilities and Equity	$354,674
Income before earnings from JVs	$242
Depreciation and amortization	5,196
Impairment of real estate	1,586
Basis differences of JVs	119
FFO at SITE's Ownership Interests	$7,143
OFFO at SITE's Ownership Interests	$7,185

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$11,950
Percentage rent	62
Recoveries	3,528

SITE Centers Corp.

Unconsolidated Joint Ventures

$ in thousands
Income Statement
	1Q20	1Q19
Revenues:
Rental income (1)	$84,028	$106,231
Other income	1,593	2,872
	85,621	109,103
Expenses:
Operating and maintenance	11,955	15,081
Real estate taxes	12,460	14,980
	24,415	30,061

Net operating income	61,206	79,042

Other income (expense):
Interest expense	(17,755)	(25,656)
Depreciation and amortization	(30,104)	(39,504)
Impairment charges	(31,720)	(12,267)
Preferred share expense	(4,530)	(5,459)
Other expense, net	(4,657)	(5,456)
	(27,560)	(9,300)
Gain on disposition of real estate, net	8,906	15,966
Net income (loss) attributable to unconsolidated JVs	(18,654)	6,666
Depreciation and amortization	30,104	39,504
Impairment of real estate	31,720	12,267
Gain on disposition of real estate, net	(8,906)	(15,966)
FFO	$34,264	$42,471
FFO at SITE's ownership interests	$7,143	$7,975
Operating FFO at SITE's ownership interests	$7,185	$7,989

(1) Rental Income:
Minimum rents	$64,163	$82,072
Percentage rent	390	415
Recoveries	19,475	23,744

Balance Sheet
	At Period End
	1Q20	4Q19
Assets:
Land	$556,291	$895,427
Buildings	1,687,612	2,583,053
Improvements	154,278	233,303
	2,398,181	3,711,783
Depreciation	(548,541)	(949,879)
	1,849,640	2,761,904
Construction in progress and land	52,603	58,855
Real estate, net	1,902,243	2,820,759
Cash and restricted cash	59,184	109,260
Receivables, net	22,442	37,191
Other assets, net	105,457	147,129
Total Assets	$2,089,326	$3,114,339

Liabilities and Equity:
Mortgage debt	1,434,981	$1,640,146
Notes and accrued interest payable to SITE	4,896	4,975
Other liabilities	97,384	142,754
Total Liabilities	1,537,261	1,787,875

Redeemable preferred equity	218,315	217,871
Accumulated equity	333,750	1,108,593
Total Equity	552,065	1,326,464
Total Liabilities and Equity	$2,089,326	$3,114,339

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	20	2,312	10.2%	89.7%	$28,621	8.1%	$14.02
2	Chicago-Naperville-Elgin, IL-IN-WI	6	1,184	5.2%	81.7%	24,256	6.9%	$26.26
3	Columbus, OH	8	1,592	7.0%	97.4%	23,937	6.8%	$16.39
4	Boston-Cambridge-Newton, MA-NH	2	1,421	6.3%	92.7%	21,901	6.2%	$26.05
5	Orlando-Kissimmee-Sanford, FL	7	1,229	5.4%	96.7%	21,075	6.0%	$18.04
6	Denver-Aurora-Lakewood, CO	6	1,386	6.1%	92.6%	20,977	6.0%	$17.57
7	Charlotte-Concord-Gastonia, NC-SC	4	1,389	6.1%	95.1%	20,760	5.9%	$15.91
8	Trenton, NJ	2	1,159	5.1%	97.8%	20,739	5.9%	$20.08
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,054	4.7%	95.8%	17,403	4.9%	$21.09
10	Los Angeles-Long Beach-Anaheim, CA	3	896	4.0%	95.8%	15,563	4.4%	$23.81
11	Phoenix-Mesa-Scottsdale, AZ	4	878	3.9%	92.7%	15,196	4.3%	$18.68
12	San Antonio-New Braunfels, TX	3	1,055	4.7%	84.0%	14,864	4.2%	$19.37
13	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.9%	100.0%	9,370	2.7%	$21.60
14	Cincinnati, OH-KY-IN	3	590	2.6%	90.0%	9,269	2.6%	$17.42
15	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.5%	93.2%	8,818	2.5%	$18.26
16	Tampa-St. Petersburg-Clearwater, FL	9	698	3.1%	91.1%	8,643	2.5%	$17.05
17	Portland-Vancouver-Hillsboro, OR-WA	2	415	1.8%	97.2%	8,529	2.4%	$22.95
18	Cleveland-Elyria, OH	2	564	2.5%	90.7%	7,072	2.0%	$17.10
19	Kansas City, MO-KS	2	495	2.2%	85.8%	6,473	1.8%	$14.97
20	Sacramento--Roseville--Arden-Arcade, CA	1	275	1.2%	99.6%	6,100	1.7%	$31.03
	Other	45	3,011	13.3%	94.8%	42,214	12.0%	$16.54
	Total	148	22,590	100.0%	92.9%	$351,780	100.0%	$18.49

SITE Centers Corp.

Top 20 MSA Exposure

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	688	703	$18.10	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.75	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$19.90	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$21.95	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
5	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.35	Trader Joe's
6	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.57	Safeway
7	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.41	Aldi, Kohl's, Michaels
8	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$24.20	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
9	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.83	Cinemark, H & M, Nike, Restoration Hardware
10	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.45	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
11	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
12	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.25	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
13	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$20.01	The Studio Mix
14	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$19.39	24 Hour Fitness, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Target (U), Ulta Beauty
15	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$19.24	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
16	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$12.55	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
17	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$20.02	King Soopers, Marshalls, Michaels, Pier 1 Imports
18	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$20.15	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
19	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		125	125	$17.06	Bed Bath & Beyond, The Fresh Market
20	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.66	AMC Theatres, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
21	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.31	HomeGoods (U), Stop & Shop, Target (U)
22	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.16	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
23	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.28	Publix
24	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.03	Big Lots, Indian River Antique Mall, Publix
25	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.94	Publix
26	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.24	Walmart Neighborhood Market
27	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.22	Ross Dress for Less, T.J. Maxx
28	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$19.90	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
29	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.16	Publix
30	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.08	Home Depot (U), Jo-Ann, Ross Dress for Less
31	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.32	LA Fitness (U), The Fresh Market
32	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.14	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
33	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.71	Publix, Ross Dress for Less
34	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.96	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
35	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$11.98	Aldi, Athletica Health & Fitness

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.51	Publix
37	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.84	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
38	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.61	Publix
39	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$15.54	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
40	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$26.63	Nordstrom Rack
41	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$11.55	Badcock Home Furniture &more, dd's Discounts, Ross Dress for Less
42	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.27	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
43	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.85	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
44	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.67	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
45	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$14.17	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
46	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$15.03	buybuy BABY, Lowe's (U), PetSmart
47	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		220	220	$10.00	Bealls Outlet, Chuck E. Cheese's, Kane Furniture
48	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.46	Pepin Academies, Publix
49	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$26.19	Publix (U), Target (U)
50	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$16.26	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
51	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.69	Publix, Walmart (U)
52	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$33.73	—
53	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$10.36	Bealls, Office Depot (U), Publix
54	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.98	Stein Mart
55	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.77	Kroger
56	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.72	Publix
57	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$18.93	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
58	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.73	Publix
59	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.72	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
60	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.20	Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
61	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.62	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
62	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$11.91	Kroger
63	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.52	Publix
64	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.12	Goodwill
65	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$11.49	Bargain Hunt
66	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$13.02	—
67	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.98	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
68	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$12.63	Publix, Ross Dress for Less, Stein Mart
69	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$17.48	Movie Tavern
70	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.93	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
71	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$10.98	Publix
72	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$14.50	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
73	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.51	HomeGoods, Kroger, Walmart (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	518	$16.41	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
75	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.29	Mariano's, XSport Fitness
76	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.49	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
77	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.88	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
78	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$22.65	Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
79	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.55	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
80	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.80	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
81	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$15.07	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
82	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$13.69	Regency Furniture
83	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.44	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
84	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$26.18	AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
85	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.04	Kohl's, Stop & Shop
86	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.26	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, HomeGoods, Michaels, PetSmart, T.J. Maxx
87	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$16.02	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
88	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.37	Burlington, Micro Center, PetSmart, Target, Trader Joe's
89	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.75	Costco (U), HomeGoods, HomeSense, Target (U)
90	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$27.23	Whole Foods
91	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.40	Sam's Club (U), Walmart (U)
92	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.71	Stop & Shop
93	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$19.30	Dick's Sporting Goods, Target (U)
94	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$14.39	buybuy BABY, Dick's Sporting Goods, Home Depot
95	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
96	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.42	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
97	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		616	1,124	$18.18	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Walmart (U), Wegmans
98	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.40	Home Depot, Super Stop & Shop
99	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$15.77	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
100	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$13.98

AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture

101	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		261	261	$23.22	Harris Teeter, Marshalls, PetSmart
102	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.81	Stein Mart, The Fresh Market
103	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.91	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
104	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.10	Lowes Foods
105	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.20	Harris Teeter
106	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.88	Lowes Foods
107	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.96	—

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	251	426	$17.41	Cost Plus World Market, Marshalls, Ross Dress for Less, Target (U)
109	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.16	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
110	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.26	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
111	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.78	Kroger (U), PetSmart, Walmart (U)
112	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$16.39	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
113	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$14.98	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
114	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$22.98	Fresh Thyme Farmers Market, HomeSense
115	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.60	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
116	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.09	Burlington, HomeGoods
117	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$13.07	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
118	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$17.15	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
119	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.84	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
120	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.29	Giant Eagle
121	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.39	Giant Eagle
122	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.54	Giant Eagle, HomeGoods, Marshalls, Michaels
123	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.65	Bed Bath & Beyond, Kohl's, Planet Fitness
124	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		318	580	$20.54	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
125	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$31.45	—
126	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$16.49	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
127	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$8.87	Christmas Tree Shops, Home Depot, Jo-Ann
128	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.59	Food Lion, Kohl's, Marshalls
129	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$13.72	Marshalls/HomeGoods, Michaels, Office Depot, T.J. Maxx, Walmart (U)
130	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.83	Dick's Sporting Goods, Kohl's
131	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.71	REI, Whole Foods
132	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.84	Kroger
133	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.11	—
134	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.11	Bargain Hunt, OfficeMax (U)
135	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.11	Best Buy, Ross Dress for Less, Royal Furniture
136	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$26.09	—
137	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$12.74	Aldi (U), AMC Theatres, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
138	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.93	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
139	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$12.96	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
140	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.13	Ross Dress for Less, Target (U)
141	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.79	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
142	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.66	Michaels, Stein Mart, The Fresh Market
143	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.36	Barnes & Noble, Regal Cinemas, Skate Nation (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
144	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$16.00	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
145	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$4.02	Kroger
146	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.57	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
147	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.54	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
148	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.93	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				34,815	47,248
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Property List

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

SITE Centers Corp.

Non-GAAP Measures

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment.  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Non-GAAP Measures

GLA in thousands
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Shopping Center Summary
Operating Centers – 100%	148	170	169	171	173
Wholly Owned - SITE	69	69	66	68	69
JV Portfolio	79	101	103	103	104

Owned and Ground Lease GLA – 100%	34,815	41,972	43,058	43,317	43,876
Wholly Owned - SITE	19,591	19,572	19,392	19,646	19,726
JV Portfolio – 100%	15,224	22,400	23,666	23,671	24,150
Unowned GLA – 100%	12,433	15,077	15,301	15,332	15,742

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.19	$16.67	$16.52	$16.50	$16.41
Base Rent PSF < 10K	$27.04	$26.48	$26.25	$25.98	$25.79
Base Rent PSF > 10K	$14.24	$13.82	$13.76	$13.77	$13.71
Commenced Rate	89.9%	90.8%	90.9%	90.4%	90.0%
Leased Rate	92.5%	93.6%	93.6%	93.5%	92.9%
Leased Rate < 10K SF	85.7%	86.3%	86.6%	87.6%	87.9%
Leased Rate > 10K SF	94.8%	95.9%	95.8%	95.3%	94.4%

Joint Venture (100%)
Base Rent PSF	$15.10	$14.90	$14.90	$14.91	$14.83
Leased Rate	92.0%	93.4%	92.9%	93.1%	92.8%
Leased Rate < 10K SF	83.8%	85.0%	85.2%	86.3%	86.4%
Leased Rate > 10K SF	94.9%	96.3%	95.4%	95.4%	94.8%

SITE Centers Corp.

Portfolio Summary at 100%

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q20	9	26,769	$25.77	$19.68	30.9%	7.6	19	59,616	$26.61	8.9
4Q19	13	40,420	$34.56	$30.02	15.1%	8.4	28	148,577	$24.32	10.2
3Q19	13	47,657	$32.40	$28.04	15.5%	10.8	24	148,830	$19.81	10.1
2Q19	15	111,701	$20.02	$18.88	6.0%	8.1	25	187,007	$19.07	8.6
	50	226,547	$25.90	$22.89	13.1%	8.8	96	544,030	$21.53	9.5

Renewals
1Q20	44	428,852	$18.69	$18.06	3.5%	6.4	44	428,852	$18.69	6.4
4Q19	44	301,773	$20.27	$20.14	0.6%	6.4	44	301,773	$20.27	6.4
3Q19	49	473,518	$18.25	$17.50	4.3%	5.7	49	473,518	$18.25	5.7
2Q19	39	558,842	$17.84	$16.96	5.2%	5.1	39	558,842	$17.84	5.1
	176	1,762,985	$18.57	$17.92	3.6%	5.8	176	1,762,985	$18.57	5.8

New + Renewals
1Q20	53	455,621	$19.10	$18.16	5.2%	6.5	63	488,468	$19.65	6.8
4Q19	57	342,193	$21.96	$21.30	3.1%	6.8	72	450,350	$21.61	7.8
3Q19	62	521,175	$19.54	$18.47	5.8%	6.4	73	622,348	$18.62	6.8
2Q19	54	670,543	$18.20	$17.28	5.3%	5.7	64	745,849	$18.15	6.0
	226	1,989,532	$19.41	$18.48	5.0%	6.3	272	2,307,015	$19.27	6.8

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
1Q20	46,817	$28.68	$3.09	$3.32	$1.58	$7.99	$20.69	8.6
4Q19	71,917	$30.04	$4.98	$3.39	$1.81	$10.18	$19.86	8.7
3Q19	136,371	$20.38	$2.83	$1.60	$0.88	$5.31	$15.07	10.3
2Q19	160,737	$19.90	$2.26	$5.80	$0.84	$8.90	$11.00	8.4
	415,842	$22.80	$3.03	$3.60	$1.10	$7.73	$15.07	9.0

Renewals
1Q20	428,852	$18.99	$0.84	$0.00	$0.06	$0.90	$18.09	6.4
4Q19	301,773	$20.78	$0.75	$0.00	$0.07	$0.82	$19.96	6.4
3Q19	473,518	$18.58	$0.39	$0.00	$0.00	$0.39	$18.19	5.7
2Q19	558,842	$17.94	$0.01	$0.00	$0.00	$0.01	$17.93	5.1
	1,762,985	$18.85	$0.47	$0.00	$0.03	$0.50	$18.35	5.8

New + Renewals
1Q20	475,669	$19.94	$1.11	$0.42	$0.25	$1.78	$18.16	6.7
4Q19	373,690	$22.56	$1.75	$0.81	$0.49	$3.05	$19.51	7.0
3Q19	609,889	$18.98	$1.22	$0.55	$0.30	$2.07	$16.91	6.7
2Q19	719,579	$18.38	$0.72	$1.85	$0.27	$2.84	$15.54	5.9
	2,178,827	$19.61	$1.14	$0.95	$0.32	$2.41	$17.20	6.5

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q20	6	125,650	$11.28	$11.46	-1.6%	8.1	11	169,924	$11.88	9.6
4Q19	13	72,478	$19.15	$17.19	11.4%	8.8	34	300,243	$14.72	9.7
3Q19	20	139,112	$17.20	$16.95	1.5%	8.1	36	215,036	$16.15	8.0
2Q19	18	72,840	$18.52	$15.24	21.5%	8.3	35	178,445	$15.95	8.6
	57	410,080	$15.97	$15.00	6.5%	8.3	116	863,648	$14.77	9.0

Renewals
1Q20	61	306,913	$17.24	$16.97	1.6%	5.8	61	306,913	$17.24	5.8
4Q19	66	565,472	$14.46	$13.87	4.3%	4.9	66	565,472	$14.46	4.9
3Q19	75	659,663	$15.14	$14.53	4.2%	5.0	75	659,663	$15.14	5.0
2Q19	56	579,385	$13.30	$12.62	5.4%	5.3	56	579,385	$13.30	5.3
	258	2,111,433	$14.76	$14.18	4.1%	5.2	258	2,111,433	$14.76	5.2

New + Renewals
1Q20	67	432,563	$15.51	$15.37	0.9%	6.3	72	476,837	$15.33	6.8
4Q19	79	637,950	$14.99	$14.25	5.2%	5.5	100	865,715	$14.55	6.6
3Q19	95	798,775	$15.50	$14.95	3.7%	5.6	111	874,699	$15.39	5.8
2Q19	74	652,225	$13.88	$12.91	7.5%	5.8	91	757,830	$13.93	6.2
	315	2,521,513	$14.96	$14.32	4.5%	5.7	374	2,975,081	$14.76	6.3

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
1Q20	169,924	$12.37	$0.79	$3.82	$0.36	$4.97	$7.40	9.6
4Q19	300,243	$15.24	$2.53	$1.92	$0.62	$5.07	$10.17	9.7
3Q19	215,036	$16.76	$1.50	$1.59	$0.58	$3.67	$13.09	8.0
2Q19	178,445	$16.79	$2.68	$0.58	$0.54	$3.80	$12.99	8.6
	863,648	$15.37	$2.00	$2.00	$0.55	$4.55	$10.82	9.0

Renewals
1Q20	306,913	$17.70	$0.21	$0.01	$0.00	$0.22	$17.48	5.8
4Q19	565,472	$14.66	$0.07	$0.02	$0.00	$0.09	$14.57	4.9
3Q19	659,663	$15.31	$0.00	$0.00	$0.01	$0.01	$15.30	5.0
2Q19	579,385	$13.47	$0.18	$0.00	$0.02	$0.20	$13.27	5.3
	2,111,433	$14.98	$0.10	$0.01	$0.01	$0.12	$14.86	5.2

New + Renewals
1Q20	476,837	$15.80	$0.51	$1.91	$0.18	$2.60	$13.20	6.8
4Q19	865,715	$14.86	$1.33	$1.00	$0.32	$2.65	$12.21	6.6
3Q19	874,699	$15.66	$0.52	$0.55	$0.20	$1.27	$14.39	5.8
2Q19	757,830	$14.25	$1.01	$0.20	$0.19	$1.40	$12.85	6.2
	2,975,081	$15.09	$0.89	$0.84	$0.23	$1.96	$13.13	6.3

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	4	78	$989	$12.68	0.5%	22	55	$1,430	$26.00	1.5%	26	133	$2,419	$18.19	0.8%
2020	8	161	2,132	$13.24	1.1%	95	262	7,220	$27.56	7.5%	103	423	9,352	$22.11	3.2%
2021	46	1,253	19,454	$15.53	10.1%	162	433	11,997	$27.71	12.4%	208	1,686	31,451	$18.65	10.9%
2022	64	1,958	29,940	$15.29	15.6%	183	511	14,897	$29.15	15.4%	247	2,469	44,837	$18.16	15.5%
2023	73	2,128	30,041	$14.12	15.6%	170	517	15,310	$29.61	15.8%	243	2,645	45,351	$17.15	15.7%
2024	67	2,022	28,767	$14.23	15.0%	156	414	12,873	$31.09	13.3%	223	2,436	41,640	$17.09	14.4%
2025	53	1,478	25,907	$17.53	13.5%	99	267	7,586	$28.41	7.8%	152	1,745	33,493	$19.19	11.6%
2026	26	635	9,271	$14.60	4.8%	63	212	6,715	$31.67	6.9%	89	847	15,986	$18.87	5.5%
2027	19	561	11,051	$19.70	5.8%	44	160	4,476	$27.98	4.6%	63	721	15,527	$21.54	5.4%
2028	17	519	8,014	$15.44	4.2%	53	181	5,487	$30.31	5.7%	70	700	13,501	$19.29	4.7%
2029	19	502	9,816	$19.55	5.1%	52	172	5,299	$30.81	5.5%	71	674	15,115	$22.43	5.2%
Thereafter	30	981	16,804	$17.13	8.7%	33	140	3,510	$25.07	3.6%	63	1,121	20,314	$18.12	7.0%
Total	426	12,276	$192,186	$15.66	100.0%	1,132	3,324	$96,800	$29.12	100.0%	1,558	15,600	$288,986	$18.52	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	46	$616	$13.39	0.3%	18	46	$1,183	$25.72	1.2%	21	92	$1,799	$19.55	0.6%
2020	3	46	673	$14.63	0.4%	58	147	4,285	$29.15	4.4%	61	193	4,958	$25.69	1.7%
2021	10	207	4,001	$19.33	2.1%	100	227	6,507	$28.67	6.7%	110	434	10,508	$24.21	3.6%
2022	10	213	3,777	$17.73	2.0%	94	246	7,018	$28.53	7.3%	104	459	10,795	$23.52	3.7%
2023	4	85	2,269	$26.69	1.2%	88	239	6,702	$28.04	6.9%	92	324	8,971	$27.69	3.1%
2024	10	196	3,293	$16.80	1.7%	83	176	5,919	$33.63	6.1%	93	372	9,212	$24.76	3.2%
2025	9	207	3,250	$15.70	1.7%	81	206	5,842	$28.36	6.0%	90	413	9,092	$22.01	3.1%
2026	7	141	3,167	$22.46	1.6%	56	156	4,929	$31.60	5.1%	63	297	8,096	$27.26	2.8%
2027	12	258	5,146	$19.95	2.7%	69	188	6,038	$32.12	6.2%	81	446	11,184	$25.08	3.9%
2028	22	454	6,225	$13.71	3.2%	71	217	6,729	$31.01	7.0%	93	671	12,954	$19.31	4.5%
2029	10	296	4,324	$14.61	2.2%	58	157	4,688	$29.86	4.8%	68	453	9,012	$19.89	3.1%
Thereafter	326	10,127	155,445	$15.35	80.9%	356	1,319	36,960	$28.02	38.2%	682	11,446	192,405	$16.81	66.6%
Total	426	12,276	$192,186	$15.66	100.0%	1,132	3,324	$96,800	$29.12	100.0%	1,558	15,600	$288,986	$18.52	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	26	48	$928	$19.33	1.2%	26	48	$928	$19.33	0.5%
2020	14	502	3,983	$7.93	3.6%	91	198	5,082	$25.67	6.8%	105	700	9,065	$12.95	4.9%
2021	48	1,676	18,988	$11.33	17.2%	202	486	12,070	$24.84	16.0%	250	2,162	31,058	$14.37	16.7%
2022	49	1,370	15,646	$11.42	14.2%	188	508	12,029	$23.68	16.0%	237	1,878	27,675	$14.74	14.9%
2023	47	1,221	14,613	$11.97	13.3%	182	493	11,572	$23.47	15.4%	229	1,714	26,185	$15.28	14.1%
2024	52	1,737	19,087	$10.99	17.3%	174	491	11,809	$24.05	15.7%	226	2,228	30,896	$13.87	16.7%
2025	34	945	12,300	$13.02	11.2%	106	294	6,558	$22.31	8.7%	140	1,239	18,858	$15.22	10.2%
2026	14	282	3,410	$12.09	3.1%	38	129	3,165	$24.53	4.2%	52	411	6,575	$16.00	3.5%
2027	11	222	3,584	$16.14	3.3%	37	117	3,318	$28.36	4.4%	48	339	6,902	$20.36	3.7%
2028	16	476	6,430	$13.51	5.8%	38	109	3,352	$30.75	4.5%	54	585	9,782	$16.72	5.3%
2029	10	322	3,858	$11.98	3.5%	46	136	3,449	$25.36	4.6%	56	458	7,307	$15.95	3.9%
Thereafter	12	527	8,367	$15.88	7.6%	27	84	1,926	$22.93	2.6%	39	611	10,293	$16.85	5.5%
Total	307	9,280	$110,266	$11.88	100.0%	1,155	3,093	$75,258	$24.33	100.0%	1,462	12,373	$185,524	$14.99	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	0	$0.00	0.0%	22	42	$780	$18.57	1.0%	22	42	$780	$18.57	0.4%
2020	4	118	774	$6.56	0.7%	64	128	3,354	$26.20	4.5%	68	246	4,128	$16.78	2.2%
2021	4	94	1,393	$14.82	1.3%	133	281	7,149	$25.44	9.5%	137	375	8,542	$22.78	4.6%
2022	11	245	3,147	$12.84	2.9%	113	253	6,083	$24.04	8.1%	124	498	9,230	$18.53	5.0%
2023	7	95	1,462	$15.39	1.3%	119	285	6,742	$23.66	9.0%	126	380	8,204	$21.59	4.4%
2024	5	74	980	$13.24	0.9%	103	267	6,549	$24.53	8.7%	108	341	7,529	$22.08	4.1%
2025	10	163	2,557	$15.69	2.3%	90	209	4,530	$21.67	6.0%	100	372	7,087	$19.05	3.8%
2026	5	87	1,339	$15.39	1.2%	60	145	3,333	$22.99	4.4%	65	232	4,672	$20.14	2.5%
2027	7	149	1,703	$11.43	1.5%	66	181	5,147	$28.44	6.8%	73	330	6,850	$20.76	3.7%
2028	6	131	1,819	$13.89	1.6%	68	198	5,023	$25.37	6.7%	74	329	6,842	$20.80	3.7%
2029	14	317	3,517	$11.09	3.2%	70	177	4,523	$25.55	6.0%	84	494	8,040	$16.28	4.3%
Thereafter	234	7,807	91,575	$11.73	83.0%	247	927	22,045	$23.78	29.3%	481	8,734	113,620	$13.01	61.2%
Total	307	9,280	$110,266	$11.88	100.0%	1,155	3,093	$75,258	$24.33	100.0%	1,462	12,373	$185,524	$14.99	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC